State of New Hampshire
                              Department of State

                           CERTIFICATE OF AMENDMENT OF

                    JAMES RIVER-NEW HAMPSHIRE ELECTRIC, INC.

                                  Now known as:

                   CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC.


The undersigned, as Deputy Secretary of State of the State of New Hampshire, hereby certifies that Articles of Amendment to the Articles of Incorporation of JAMES RIVER-NEW HAMPSHIRE ELECTRIC, INC., duly signed pursuant to the provisions of the New Hampshire Business Corporation Act, have been received in this office.

ACCORDINGLY the undersigned, as such Deputy Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of JAMES RIVER-NEW HAMPSHIRE ELECTRIC, INC. and attaches hereto a copy of the Articles of Amendment.


                                        IN TESTIMONY WHEREOF, I hereto
                                         set my hand and cause to be affixed
                                         the Seal of the State of New Hampshire,
                                         this 26th day of March A.D. 1997

                                             /s/ Robert P. Ambrose

                                                 Robert P. Ambrose
[SEAL]                                       Deputy Secretary of State

                             STATE OF NEW HAMPSHIRE

                                     FILED
                                  MAR 26 1997
                               WILLIAM M. GARDNER
                                 NEW HAMPSHIRE
                               SECRETARY OF STATE

Filing fee: $35.00                                                   Form No. 14
Use black print or type.                                         RSA 293-A:l0.06
Leave 1" margins both sides.


                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION


PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

     FIRST: The name of the corporation is James River-New Hampshire Electric, Inc.

     SECOND: The text of each amendment adopted is:

          RESOLVED, that the Record of Organization of the Corporation is hereby amended by deleting Article I and substituting therefor the following:

                                   ARTICLE I.

          "The name of this corporation shall be "Crown Vantage-New Hampshire Electric, Inc."


     THIRD: If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are:

     Not Applicable.


     FOURTH:   The amendment(s) were adopted on (date) April 11, 1996

              [if more space is needed, attach additional sheet(s)]

ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF James River-New Hampshire Electric, Inc.


     FIFTH: (Check one)

          A. ______ The amendment(s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

          B.  XX    The amendment(s) were approved by the shareholders. (Note 1)
             ------


                                                                            Number of votes
   Designation                                         Number of              indisputably
(class or series)             Number of              votes entitled          represented at
of voting group           shares outstanding           to be cast             the meeting
- -----------------        --------------------        --------------         ----------------
  Common Stock                   200                      200                     200
    no par value

   Designation                                                              Total number of
(class or series)         Total number of votes cast:      OR                  undisputed
 of voting group              FOR          AGAINST         --                votes cast FOR
- -----------------             ---          -------                          ----------------

Common Stock                     200         -0-
 no par value

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF James River-New Hampshire Electric, Inc.


     SIXTH: The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

Dated February 13, 1997





                            James River-New Hampshire Electric, Inc. (Note 2)
                            ----------------------------------------

                            By /s/ David A. Nelson (Note 3)
                               -------------------
                            Signature of its Secretary
                                             ---------
                            David A. Nelson
                            --------------------
                            Print or type name


Notes:    1:   All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:l.40 for definition of voting group.)

          2. Exact corporate name of corporation adopting articles of amendment.

          3. Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:l.20(f) for alternative signatures.


Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY to: Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH 03301-4989

                           THE STATE OF NEW HAMPSHIRE

                             RECORD OF ORGANIZATION

                                       OF

                            BROWN-NEW HAMPSHIRE INC.


                           --------------------------


     We, the undersigned, being all of lawful age, do hereby associate ourselves together for the purpose of forming a corporation under the provisions of Chapter 294 of the New Hampshire Revised Statutes Annotated.

                                   ARTICLE I.

     The name of this corporation shall be BROWN-NEW HAMPSHIRE INC.

                                   ARTICLE II.

     The objects for which this corporation is established are:

     (1) To construct, purchase, lease or otherwise acquire, and to hold, improve, maintain and operate any land, easements, plant, equipment or other property or interests therein for the production, sale and distribution of steam, electrical energy, power, water, heat or light, and to construct, purchase, lease or otherwise acquire, and to hold, improve, maintain and operate any other property or business; and specifically, but without limiting the generality of the foregoing, to acquire, hold, improve, maintain and operate the properties, rights and franchises of existing public utilities, and to carry on the business of a public utility in New Hampshire and/or elsewhere.

     (2) To acquire by purchase, lease, gift, or otherwise; to hold, use and improve; to sell, pledge, mortgage, lease, license or otherwise dispose of real and personal property and all rights or interests therein, whether in this state or elsewhere, equipment, patents, patent rights, inventions, secret processes, trade-marks and trade names, and also as a going business or otherwise, all or any part of the assets and goodwill of any person, firm, voluntary association or corporation wherever organized, engaged in whole or in part in any business in which the corporation is authorized to engage or engaged in doing a business kindred to the business of this corporation; and in such case to assume all or any part of the liabilities of such firm, person, voluntary association or corporation; and to pay for the rights, powers, privileges or interests acquired by the issuance of its own stock, bonds, notes or other obligations.

     (3) To consolidate or merge on such terms and conditions as may be agreed upon, by purchase or lease from, or sale or lease to, or by any other lawful method with, any other corporation, joint stock company or association.

     (4) To purchase, subscribe for, or otherwise acquire, register, hold, sell, assign, transfer, pledge, or otherwise dispose of, or deal in so far as may be permitted by law, stock, bonds, shares, notes and other securities and evidences of interest in or indebtedness of any person, firm or corporation of this or any other state, including this corporation, and while the owner or holder thereof to exercise all rights, powers and privileges of ownership in the same manner that individuals might do; provided that this corporation shall in no case directly or indirectly vote upon any share of its own stock; provided, further that this corporation shall not purchase shares of its own stock when such purchase would render the corporation insolvent.

     (5) To make contracts, incur liabilities and borrow money on credit and for the use of the corporation, to issue notes, bonds or other evidences of indebtedness and to secure the same, if it appears desirable or necessary, by mortgaging or hypothecating all or any part of the property of the corporation.

     (6) To guarantee (a) the payment of dividends on any shares of capital stock (other than the shares of the corporation) now or hereafter issued; (b) the payment, as to principal and/or interest, of bonds, debentures, evidences of indebtedness or obligations by whomsoever issued, and/or (c) the performance of the terms of any contract or obligations now or hereafter entered into by any parties thereto.

     (7) To carry on in connection with the foregoing any other business advantageous to the business of the corporation, and, in general, to do and perform every other act and thing whatsoever, convenient or proper for the accomplishment of any of the purposes or the carrying on of any of the business of the corporation, in the transaction of any business of the corporation, to act either as principal or agent; and to use and exercise all the powers now or hereafter conferred by the laws of The State of New Hampshire upon business corporations.


                                   ARTICLE III

     The principal place of business of the corporation shall be located at Berlin, in the County of Coos, and State of New Hampshire, but the corporation may carry on any portion of its business at other places within or without said State.

                                   ARTICLE IV

     The capital stock of the corporation shall consist of two hundred (200) shares of common stock without nominal or par value, each share whereof shall be entitled to one (1) vote and shall be on a par in all respects with every other share.

                                    ARTICLE V

     Meetings of stockholders may be held either within or without New Hampshire; provided, however, that pursuant to Chapter 294, Section 81 of New Hampshire Revised Statutes Annotated there shall be filed with the Clerk a record of any meeting held without New Hampshire within ten (10) days of the date of such meeting, which record shall be duly certified under oath.

                                   ARTICLE VI

     The first meeting of the incorporators shall be held at the office of Sulloway Hollis Godfrey & Soden, 9 Capitol Street, Concord, New Hampshire on the 10th day of March , 1965, at 11:00 o'clock in the forenoon.


 NAME                                              ADDRESS

/s/ John B. Pendleton                              9 Capitol Street
- ----------------------------------                 Concord, New Hampshire

/s/ Elizabeth Woodbury                             9 Capitol Street
- ----------------------------------                 Concord, New Hampshire

/s/ Arthur W. Mudge, II                            9 Capitol Street
- ----------------------------------                 Concord, New Hampshire

                          The record of organization of


                           Brown - New Hampshire Inc.


having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

Dated   March 10, 1965

                                                    /s/ ILLEGIBLE
                                                    ---------------------------
                                                    Assistant Attorney General


                             STATE OF NEW HAMPSHIRE

                                   ----------

                        Office of the Secretary of State

                           Filed for record this 10th

                               day of March, 1965

                              at 3:45 p.m. o'clock

                              /s/ Robert L. Stark
                               SECRETARY OF STATE

                             State of New Hampshire

                                    ---------

Be it known that whereas

JOHN B . PENDLETON, ELIZABETH WOODBURY and ARTHUR W. MUDGE, II, all of
                             Concord, New Hampshire

have associated themselves with the intention of forming a corporation under the name of

                               BROWN-NEW HAMPSHIRE INC.
- --------------------------------------------------------------------------------
                                 for the purpose

to construct, purchase, lease or otherwise acquire, and to hold, improve, maintain and operate any land, easements, plant, equipment or other property of interests therein for the production, sale and distribution of steam, electrical energy, power, water, heat or light; and for other purposes as set forth in the Articles of Agreement.

with a capital stock consisting of
200 shares no par; all shares to be issued at this time.

and have complied with the provisions of the statutes of this State in such case made and provided as appears from the record of organization of said corporation duly approved by the attorney-general or assistant attorney-general and recorded in this office; now therefore

     I, ROBERT L. STARK, Secretary of State of New Hampshire, do hereby certify that said

JOHN B. PENDLETON                                             ELIZABETH WOODBURY

                               ARTHUR W. MUDGE, II


their associates and successors, are legally organized and established as, and are hereby made, an existing corporation under the name of

                               BROWN-NEW HAMPSHIRE INC.

with the powers, rights and privileges, and subject to the limitations, duties and restrictions, which by law appertain thereto.


                                        Witness my official signature hereunto
                                        subscribed and the seal of the State of
                                        New Hampshire affixed, this 10th day of
                                        March, in the year 1965.

[SEAL]
                                        /s/ Robert L. Stark
                                        ----------------------------------------
                                        Secretary of State.

                 ARTICLES OF AMENDMENT TO RECORD OF ORGANIZATION
                                       OF
                    JAMES RIVER-NEW HAMPSHIRE ELECTRIC, INC.



     1. Name. The name of the corporation is James River-New Hampshire Electric, Inc.

     2. The Amendment. The Record of Organization is amended by adding a new
Article II, as set forth below, and renumbering the present Article II and all subsequent articles accordingly:

     "Article II. The duration of the corporation shall be perpetual."

     3. Corporate Action. The Board of Directors of the corporation and the sole stockholder, acting by unanimous written consent dated May 16, 1983, found the foregoing amendment to be in the best interest of the corporation. On May 16, 1983 there were 200 shares of Common Stock of the corporation, no par value per share, issued and outstanding.

     4. Stated Capital. The foregoing amendment does not effect any change in the stated capital of the corporation.

     Dated: May 16, 1983.

                                    JAMES RIVER-NEW HAMPSHIRE ELECTRIC, INC.

                                    By /s/ David J. McKittrick
                                       -------------------------------------
                                       David J. McKittrick
                                       Senior Vice President




                                    By /s/ Richard H. Catlett, Jr.
                                       -------------------------------------
                                       Richard H. Catlett, Jr.
                                       Assistant Secretary

                             STATE OF NEW HAMPSHIRE


Filing Fee: $35.00                                                    Form No.14
Use Black print or type.                                         RSA 293-A:10.06
Leave 1" margins both sides.

                             ARTICLES OF AMENDMENT
                                     to the
                           ARTICLES OF INCORPORATION


PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

     FIRST: The name of the corporation is
                                           -------------------------------------

                   Crown Vantage-New Hampshire Electric, Inc.
- -------------------------------------------------------------------------------
     SECOND: The text of each amendment adopted is:


          RESOLVED, that the Record of Organization of the Corporation is hereby amended by deleting
          Article I and substituting therefor the
          following:

                                   ARTICLE I

          "The name of this corporation shall be
          'American Tissue - New Hampshire Electric
          Inc.'"

     THIRD: If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are:

                                Not Applicable.

     FOURTH: The amendment(s) were adopted on (date)     August 16, 1999
                                              ---------------------------------

             [if more space is needed, attach additional sheet(s)]

ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION                                             (Cont.)
OF          Crown Vantage-New Hampshire Electric, Inc.
  ----------------------------------------------------

FIFTH: (Check One)

     A. The amendment(s) were adopted by the incorporators or board of ------- directors without shareholder action and shareholder action was not required.

     B.   X    The amendment(s) were approved by the shareholders. (Note 1)
       -------

                                                               Number of votes
  Designation                                   Number of        indisputably
(class of series)           Number of        votes entitled     represented at
 of voting group        shares outstanding     to be cast        the meeting
 ---------------        ------------------     ----------        -----------

Common Stock                 200                  200                 200
no par value








  Designation                                                     Total number
(class of series)      Total number of votes cast:               of undisputed
 of voting group            FOR        AGAINST            OR     votes cast FOR
 ---------------            ---        -------            --     --------------

Common Stock                200          -0-                        200
no par value

ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION                                              (Cont.)
OF   Crown Vantage-New Hampshire Electric, Inc.
  ---------------------------------------------

     SIXTH: The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

     SEVENTH: The effective time of this document is 12:01 a.m. on the date it is filed with the Secretary of State.

Dated    August 16,  1999
     -----------------------



                            Crown Vantage-New Hampshire Electric, Inc. (Note 2)
                            ------------------------------------------

                            By  /s/ Mehdi Gabayzadeh                   (Note 3)
                              -----------------------------------------
                            Signature of its         President
                                            -----------------------------------

                                     Mehdi Gabayzadeh
                            ---------------------------------------------------
                            Print or type name



Note: 1: All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)

      2.  Exact corporate name of corporation adopting articles of amendment.

      3. Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:1.20(f) for alternative signatures.





Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY.
             ----------------------------------------

                             State of New Hampshire

                               Department of State


                           CERTIFICATE OF AMENDMENT OF

                   CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC.


                                  Now known as:

                  AMERICAN TISSUE - NEW HAMPSHIRE ELECTRIC INC.

The undersigned, as Deputy Secretary of State of the State of New Hampshire, hereby certifies that Articles of Amendment to the Articles of Incorporation of CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC., duly signed pursuant to the provisions of the New Hampshire Business Corporation Act, have been received in this office.

ACCORDINGLY the undersigned, as such Deputy Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC. and attaches hereto a copy of the Articles of Amendment.







                                             IN TESTIMONY WHEREOF, I hereto
                                         set my hand and cause to be affixed the
                                           Seal of the State of New Hampshire,
                                           this 8th day of September A.D. 1999


                                                  /s/ Robert P. Ambrose

                                                    Robert P. Ambrose
[SEAL]                                          Deputy Secretary of State

                             STATE OF NEW HAMPSHIRE

                                                      FILED
                                                    SEP 08 1999



Filing Fee:  $35.00                                                  Form No. 14
Use Black print or type.                                         RSA 293-A:10.06
Leave 1" margins both sides.                                  WILLIAM M. GARDNER
                                                                   NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                             ARTICLES OF AMENDMENT
                                     to the
                           ARTICLES OF INCORPORATION


PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

FIRST:  The name of the corporation is  _____________________________________

                   Crown Vantage-New Hampshire Electric, Inc.
                 SECOND: The text of each amendment adopted is:



               RESOLVED, that the Record of Organization of the Corporation is hereby amended by deleting Article I and substituting therefor the following:

                                    ARTICLE I

               "The name of this corporation shall be ' American Tissue - New Hampshire Electric Inc.'"


     THIRD: If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment (s) if not contained in the above amendment are:

                                Not Applicable.


        FOURTH: The amendment(s) were adopted on (date) August 16, 1999

             [if more space is needed, attach additional sheet(s)]

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORTATION
OF Crown Vantage - New Hampshire Electric, Inc.


FIFTH (Check one)
A._____ The amendment (s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

B._X_          The amendment(s) were approved by the shareholders.
               (Note 1)

                                                                          Number of votes
  Designation                                              Number of            indisputably
(class of series)               Number of               votes entitled          represented at
of voting group             shares outstanding            to be cast             the meeting
- -----------------           ------------------          --------------         ---------------
Common Stock                     200                         200                    200
no par value










  Designation                                                                  Total number
(class of series)          Total number of votes cast:                         of undisputed
of voting group                FOR         AGAINST           OR                votes cast FOR
- ---------------                ---         -------           --                --------------
Common Stock                   200          -0-                                     200
no par value

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORTATION
OF Crown Vantage - New Hampshire Electric, Inc.


     SIXTH: The number cast for the amendment (s) by each voting group was sufficient for approval by each voting group.

     SEVENTH: The effective time of this document is 12:01 a.m. on the date it

Dated August 16, 1999



                             Crown Vantage-New Hampshire Electric, Inc. (Note 2) By________________________________________ (Note 3)
                             Signature of its President

                             Mehdi Gabayzadeh
                             ------------------------------------------
                             Print or Type name


Note: 1: All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)

      2.  Exact corporate name of corporation adopting articles of amendment.

      3. Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:1.20(f) for alternative signatures.


Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY.

                             State of New Hampshire

                               Department of State


                           CERTIFICATE OF AMENDMENT OF

                   CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC.


                                  Now known as:

                  AMERICAN TISSUE - NEW HAMPSHIRE ELECTRIC INC.

The undersigned, as Deputy Secretary of State of the State of New Hampshire, hereby certifies that Articles of Amendment to the Articles of Incorporation of CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC., duly signed pursuant to the provisions of the New Hampshire Business Corporation Act, have been received in this office.

ACCORDINGLY the undersigned, as such Deputy Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC. and attaches hereto a copy of the Articles of Amendment.







                                             IN TESTIMONY WHEREOF, I hereto
                                         set my hand and cause to be affixed the
                                           Seal of the State of New Hampshire,
                                           this 8th day of September A.D. 1999


                                                  /s/ Robert P. Ambrose

                                                    Robert P. Ambrose
[SEAL]                                          Deputy Secretary of State

                             STATE OF NEW HAMPSHIRE


Filing Fee:  $35.00                                                  Form No. 14
Use Black print or type.                                         RSA 293-A:10.06
Leave 1" margins both sides.


                             ARTICLES OF AMENDMENT
                                     to the
                           ARTICLES OF INCORPORATION


PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

     FIRST: The name of the corporation is _____________________________________

                   Crown Vantage-New Hampshire Electric, Inc.

     SECOND: The text of each amendment adopted is:



               RESOLVED, that the Record of Organization of the Corporation is hereby amended by deleting Article I and substituting therefor the following:

                                    ARTICLE I

               "The name of this corporation shall be 'American Tissue - New Hampshire Electric Inc.'"


     THIRD: If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are:

                                Not Applicable.


     FOURTH: The amendment(s) were adopted on (date) August 16, 1999

             [if more space is needed, attach additional sheet(s)]

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                               (Cont.)
OF Crown Vantage - New Hampshire Electric, Inc.


     FIFTH: (Check one)

     A._____ The amendment (s) were adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

     B._X_     The amendment(s) were approved by the shareholders.
               (Note 1)

                                                                               Number of votes
  Designation                                              Number of            indisputably
(class of series)               Number of               votes entitled          represented at
of voting group             shares outstanding            to be cast             the meeting
- -----------------           ------------------          --------------         ---------------
Common Stock                     200                         200                    200
no par value










  Designation                                                                  Total number
(class of series)          Total number of votes cast:                         of undisputed
of voting group                FOR         AGAINST           OR                votes cast FOR
- ---------------                ---         -------           --                --------------
Common Stock                   200          -0-                                     200
no par value

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                               (Cont.)
OF Crown Vantage - New Hampshire Electric, Inc.


     SIXTH: The number cast for the amendment(s) by each voting group was sufficient for approval by each voting group.

     SEVENTH: The effective time of this document is 12:01 a.m. on the date it is filed with the Secretary of State.

Dated August 16, 1999



                             Crown Vantage-New Hampshire Electric, Inc. (Note 2) By /s/ Mehdi Gabayzadeh
                                --------------------------------------- (Note 3)
                             Signature of its President

                             Mehdi Gabayzadeh
                             ------------------------------------------
                             Print or Type name


Note: 1: All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)

      2.  Exact corporate name of corporation adopting articles of amendment.

      3. Signature and title of person signing for the corporation. Must be signed by the chairman of the board of directors, president or another officer; or see RSA 293-A:1.20(f) for alternative signatures.


Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY.